SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2003


                            NEW FRONTIER MEDIA, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Colorado            33-27494-FW        84-1084061
           -------------      ------------------     -----------------
            (State of         (Commission File       (IRS Employer I.D.
            Incorporation)     Number)                Number)


                             7007 Winchester Circle
                                    Suite 200
                             Boulder, Colorado 80301
                                 (303) 444-0900
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)






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Item 5.           Other Events

         On February 14, 2003, New Frontier Media, Inc., a Colorado corporation (the "Registrant"), issued the attached press release announcing its fiscal third quarter results for the quarter ended December 31, 2002 and the resignation of Mark Kreloff as Chairman and Chief Executive Officer of the Registrant.

Item 7.           Exhibits.
-------           ---------

99.1              Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 18, 2003                               NEW FRONTIER MEDIA, INC.
                                                (Registrant)


                                       By: /s/ KARYN MILLER
                                           -------------------------------------
                                           Karyn Miller, Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.           Exhibit                                            Page
-----------           ---------                                         -------
  99.1                Press Release                                       4











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